Exhibit 10.4

FIRST AMENDMENT
to
THIRD AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT (this “Amendment”) TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 12, 2013 (as amended hereby, the “Credit Agreement”), which Amendment is dated effective as of May 14, 2014 (the “Effective Date”), is entered into among The Men’s Wearhouse, Inc., a corporation organized under the laws of the State of Texas (the “Borrower”); Moores The Suit People Inc., a corporation organized under the laws of the Province of New Brunswick, Canada (the “Canadian Borrower”), and MWUK Holding Company Limited, a corporation organized under the 2006 Companies Act of England and Wales (the “UK Borrower”, and together with the Canadian Borrower, collectively, the “Subsidiary Borrowers” and individually, a “Subsidiary Borrower”); the financial institutions party hereto (collectively, the “Lenders” and individually, a “Lender”); JPMorgan Chase Bank, N.A., as Administrative Agent; JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Agent; and J.P. Morgan Europe Limited, as European Agent.

R E C I T A L S:

The Borrower and the Subsidiary Borrowers, the Agents and the Lenders are parties to the Credit Agreement, pursuant to which the Lenders agreed to make loans to and extensions of credit on behalf of the Borrower and the Subsidiary Borrowers; and

The Borrower, the Subsidiary Borrowers, the Agents and the Lenders desire to amend the Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I.  DEFINITIONS

Section 1.1                                    Terms Defined Above.  As used in this Amendment, each of the terms defined in the opening paragraph shall have the meaning assigned to such terms therein.

Section 1.2                                    Terms Defined in Credit Agreement.  Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 1.3                                    Other Definitional Provisions.

(a)                                 The words “hereby”, “herein”, “hereinafter”, “hereof”, “hereto” and “hereunder” when used in this Amendment shall refer to this Amendment as a whole and not to any particular Article, Section, subsection or provision of this Amendment.

(b)                                 Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this Amendment unless otherwise specified.

ARTICLE II.  AMENDMENT TO CREDIT AGREEMENT

Section 2.1                                    Amendment to Section 1.1.   Section 1.1 of the Credit Agreement is hereby amended to add the following definition in proper alphabetical order:

“Escrow Securities” means debt securities of the Borrower that have a maturity date no earlier than 2022, but only to the extent that the cash proceeds of such debt securities are on deposit with a third party escrow agent that is a bank or trust company of nationally recognized standing together with additional amounts in an original amount not in excess of an amount sufficient to fund all required payments of interest and premium on such debt securities through the latest possible redemption date referred to in clause (ii) below and such proceeds will be released only (i) to the Borrower upon the satisfaction of specified conditions or (ii) to fund a redemption of such debt securities at or prior to September 30, 2014; provided that from and after the release of the cash proceeds of such debt securities by the escrow agent, such debt securities shall cease to constitute “Escrow Securities” hereunder.

Section 2.2                                    Amendment to Section 10.1.   Section 10.1 of the Credit Agreement is hereby amended to delete the “and” at the end of subsection (g), delete the period at the end of subsection (h) and add “; and” to the end of said subsection and to add a new subsection (i) to the end of Section 10.1 as follows:

“(i) Liens on cash and cash equivalents deposited with an escrow agent with respect to the Escrow Securities.”

Section 2.3                                    Amendment to Section 10.2.  Section 10.2 of the Credit Agreement is hereby amended to delete the “and” at the end of subsection (e), delete the period at the end of subsection (f) and add “; and” to the end of said subsection and to add a new subsection (g) to the end of Section 10.2 as follows:

“(g) Debt evidenced by the Escrow Securities.”

Section 2.4                                    Amendment to Section 10.10(a).   Section 10.10(a) of the Credit Agreement is hereby amended to add a new sentence to the end of said subsection as follows:

“Solely for purposes of calculating the Leverage Ratio to determine compliance with this covenant, the Escrow Securities shall not be included in the definition of Total Funded Debt.”

Section 2.5                                    Amendment to Section 10.10(b).  Section 10.10(b) of the Credit Agreement is hereby amended to add a new sentence to the end of said subsection as follows:

“Solely for purposes of calculating the Fixed Charge Coverage Ratio to determine compliance with this covenant, the Escrow Securities shall not be included in the definition of Fixed Charges.”

Section 2.6                                    Amendment to Section 10.15.  Section 10.15 of the Credit Agreement is hereby amended to delete the “and” at the end of subsection (e), delete the period at the end of subsection (f) and add “; and” to the end of said subsection and to add a new subsection (g) to the end of Section 10.15 as follows:

“(g) limitations or restrictions of the type described above in clauses (a) and (e)(i)(C) with respect to the proceeds of the Escrow Securities.”

Section 2.7                                    Amendment to Section 11.1(c).  Section 11.1(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Default under Other Debt. Any Borrower or any Restricted Subsidiary shall fail to make any payment (regardless of amount) of principal of, or interest or premium on, any Material Debt (other than obligations which are covered in Section 11.1(a) or 11.1(b)) when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Material Debt; or any other event constituting a default (however defined) shall occur or condition shall exist under any agreement or instrument relating to any such Material Debt (in each case other than with respect to conditions permitting the redemption of the Escrow Securities as described in the definition thereof) and shall continue after the applicable grace period, if any, specified in such agreement or instrument if, during the continuance thereof, the effect of such event or condition results in such Material Debt becoming due prior to its scheduled maturity or enables or permits the holder or holders of such Material Debt or any trustee or agent on its or their behalf to cause such Material Debt to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity (or in the case of any Hedge Agreement that constitutes a Material Debt, results in such Hedge Agreement being terminated); or”

ARTICLE III.  CONDITIONS

The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

Section 3.1                                    Loan Documents.  The Administrative Agent shall have received counterparts of this Amendment executed and delivered by a duly authorized officer of the

Borrower, each of the Subsidiary Borrowers, the Guarantors, the Pledgors, and the Majority Lenders.

Section 3.2                                    Representations and Warranties.  Except as affected by the transactions contemplated in the Credit Agreement and this Amendment, each of the representations and warranties made by the Borrower, the Subsidiary Borrowers, the Guarantors and the Pledgors in or pursuant to the Loan Documents shall be true and correct in all material respects as of the Effective Date, as if made on and as of such date, except to the extent that such representations and warranties are limited to an earlier date or period in which case they shall be limited to such earlier date or period.

Section 3.3                                    Other Instruments or Documents.  The Administrative Agent shall receive such other instruments or documents as it may reasonably request.

Section 3.4                                    Payment of Fees and Expenses.  The Administrative Agent shall have received payment of all its fees and expenses in connection with this Amendment, including, without limitation, any legal expenses billed as of the time of closing.

ARTICLE IV.  MISCELLANEOUS

Section 4.1                                    Adoption, Ratification and Confirmation of Credit Agreement.  The Borrower, each of the Subsidiary Borrowers, the Guarantors, the Pledgors, the Agents and the Lenders do hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and the other Loan Documents, and acknowledge and agree that the Credit Agreement, as amended hereby, and each of the other Loan Documents, are and remain in full force and effect.

Section 4.2                                    Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 4.3                                    Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and may be delivered in original or facsimile form, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by the Borrower, the Subsidiary Borrowers, the Guarantors, the Pledgors, the Agents and the Majority Lenders.  In this regard, each of the parties hereto acknowledges that a counterpart of this Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Amendment by each necessary party hereto and shall constitute one instrument.

Section 4.4                                    Number and Gender.  Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular.  Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.  Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

Section 4.5                                    Invalidity.  In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

Section 4.6                                    Titles of Articles, Sections and Subsections.  All titles or headings to Articles, Sections, subsections or other divisions of this Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.

Section 4.7                                    Indemnity.  Each of the Borrower, the Subsidiary Borrowers, the Guarantors and the Pledgors hereby ratifies the indemnification provisions contained in the Loan Documents, including, without limitation, Section 13.11(b) of the Credit Agreement, and agrees that this Amendment and all losses, claims, damages, liabilities, costs and expenses related thereof shall be covered by such indemnities.

Section 4.8                                    Governing Law.  This Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of New York.

Section 4.9                                    Entire Agreement.  The Credit Agreement, as amended by this Amendment and the other Loan Documents, constitute the entire agreement among the parties hereto with respect to the subject thereof.  All prior understandings, statements and agreements, whether written or oral, relating to the subject thereof are superseded by the Credit Agreement, as amended by this Amendment, and the other Loan Documents.

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IN WITNESS HEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

BORROWER, GUARANTOR	THE MEN’S WEARHOUSE, INC.
AND PLEDGOR:

	By:	/s/ CLAUDIA A. PRUITT
Claudia A. Pruitt
Senior Vice President - Specialized Services, Assistant Treasurer and Assistant Secretary

CANADIAN BORROWER:	MOORES THE SUIT PEOPLE INC.

	By:	/s/ CLAUDIA A. PRUITT
Claudia A. Pruitt
Senior Vice President, Assistant Treasurer and Assistant Secretary

UK BORROWER:	MWUK HOLDING COMPANY LIMITED

	By:	/s/ CLAUDIA A. PRUITT
Claudia A. Pruitt
Authorized Signatory

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PLEDGOR AND GUARANTOR:	TMW MERCHANTS LLC,
a Delaware limited liability company

	By:	/s/ CLAUDIA A. PRUITT
Claudia A. Pruitt
Senior Vice President, Assistant Treasurer and Assistant Secretary

GUARANTOR:	TMW PURCHASING LLC,
a Delaware limited liability company

	By:	/s/ CLAUDIA A. PRUITT
Claudia A. Pruitt
Senior Vice President, Assistant Treasurer and Assistant Secretary

GUARANTOR:	K&G MEN’S COMPANY, INC.,
a Delaware corporation

	By:	/s/ CLAUDIA A. PRUITT
Claudia A. Pruitt
Senior Vice President, Assistant Treasurer and Assistant Secretary

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LENDER:	JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, an Issuing Bank, Swingline Bank and a Lender

	By:	/s/ JOHN KUSHNERICK
John Kushnerick
Vice President

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LENDER:	JPMORGAN CHASE BANK, N.A., TORONTO
BRANCH.
as Canadian Agent, an Issuing Bank and a Lender

	By:	/s/ MICHAEL N. TAM
	Name:	Michael N. Tam
	Title:	Senior Vice President

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LENDER:	J.P. MORGAN EUROPE LIMITED,
as European Agent

	By:	/s/ JENNIFER BIRCH
	Name:	Jennifer Birch
	Title:	Vice President

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LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ BRIAN HUDDLESTON
	Name:	Brian Huddleston
	Title:	Vice President,
Portfolio Management Officer

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LENDER:	BANK OF AMERICA, N.A., CANADA
BRANCH

	By:	/s/ BRIAN HUDDLESTON
	Name:	Brian Huddleston
	Title:	Vice President,
Portfolio Management Officer

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LENDER:	BANK OF AMERICA, N.A., LONDON
BRANCH

	By:	/s/ BRIAN HUDDLESTON
	Name:	Brian Huddleston
	Title:	Vice President,
Portfolio Management Officer

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LENDER:	HSBC BANK USA, N.A.

	By:	/s/ BRIAN GINGUE
	Name:	Brian Gingue
	Title:	Vice President

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LENDER:	WELLS FARGO BANK, N.A.

	By:	/s/ I. STAVRESKA
	Name:	Irena Stavreska
	Title:	Vice President

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LENDER:	AMEGY BANK, N.A.

	By:	/s/ KELLY NASH
	Name:	Kelly Nash
	Title:	Vice President

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LENDER:	COMPASS BANK, d/b/a BBVA COMPASS

	By:	/s/ MICHAEL DISON
	Name:	Michael Dison
	Title:	SVP

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LENDER:	BRANCH BANKING & TRUST COMPANY

	By:	/s/ ELIZABETH WILLIS
	Name:	Elizabeth Willis
	Title:	Vice President

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LENDER:	FIFTH THIRD BANK

	By:	/s/ BRIAN ANDERSON
	Name:	Brian Anderson
	Title:	Vice President

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LENDER:	FIFTH THIRD BANK, Operating Through Its
Canadian Branch

	By:	/s/ NEIL GHAL
	Name:	Neil Ghal
	Title:	Executive Director

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LENDER:	THE BANK OF NOVA SCOTIA

	By:	/s/ DAVID MAHMOOD
	Name:	David Mahmood
	Title:	Managing Director

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LENDER:	BOKF, NA dba BANK OF TEXAS

	By:	/s/ MARIAN LIVINGSTON
	Name:	Marian Livingston
	Title:	Senior Vice President

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